Exhibit 10.2
PLEDGE AGREEMENT
THIS PLEDGE AGREEMENT (this “Agreement”), is made as of March 1, 2006 (“Effective Date”), by and between MEGA MEDIA HOLDINGS, INC., a Delaware corporation (“Pledgor”), and WDLP BROADCASTING COMPANY, LLC, a Delaware limited liability company, WDLP LICENSED SUBSIDIARY, LLC, a Delaware limited liability company, ROBIN BROADCASTING COMPANY, LLC, a Delaware limited liability company, and ROBIN LICENSED SUBSIDIARY, LLC, a Delaware limited liability company (collectively, “Secured Party”).
RECITALS
     A. Pledgor and Secured Party entered into an Asset Purchase Agreement dated as of July 12, 2005 (as amended to the date hereof, the “Purchase Agreement”), providing, subject to the terms and conditions thereof, for the sale of certain Stations, FCC Licenses and related Assets (as defined in the Purchase Agreement) to Buyers (as defined below);
     B. Pursuant to Amendment No. 3 to the Purchase Agreement dated as of January 6, 2006, Pledgor’s wholly-owned subsidiary, WDLP Licensing, Inc., a Delaware corporation (the “Pledged Company” and together with Pledgor, “Buyers”) was added as a buyer under the Purchase Agreement;
     C. Pursuant to the terms and conditions of the Purchase Agreement, as of the Effective Date, Buyers acquired the Assets and paid the Purchase Price, which included delivery to Secured Party of a Secured Promissory Note dated as of the Effective Date in the original principal amount of $18,500,000.00, under which Buyers and Pledgor’s parent company, Spanish Broadcasting System, Inc., a Delaware corporation (collectively with Buyers, “Makers”) are the co-makers thereof (as the same may be amended, restated, renewed, replaced, supplemented, extended or otherwise modified from time to time, the “Note”);
     D. At the Closing, Buyers, as debtors, and Secured Party also entered into a Security Agreement under which Buyers granted to Secured Party a security interest and lien in the Collateral (as defined therein) and various rights regarding the Licenses (as defined therein) (as the same may be amended, restated, renewed, replaced, supplemented, extended or otherwise modified from time to time, the “Security Agreement”);
     E. At the Closing, the only Assets assigned to the Pledged Company were the FCC Licenses;
     F. Pledgor will realize substantial direct and indirect benefits as a result of the credit extended pursuant to the Purchase Agreement and Note, and Pledgor’s execution, delivery and performance of this Agreement is within Pledgor’s best interests;

     G. It is a condition precedent to the Closing under the Purchase Agreement, and the extension of credit to Buyers thereunder in the form of the Note executed by Makers, that Pledgor shall have executed and delivered to Secured Party this Agreement in favor of Secured Party in order to secure (i) the due and punctual payment of all obligations, indebtedness and liabilities of Makers to Secured Party under the Note including, without limitation, any and all interest payable thereon at the interest rates provided in the Note, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of any Maker; (ii) the due and punctual payment and performance of all indebtedness, liabilities and obligations of Pledgor under this Agreement; and (iii) the performance of all of the obligations of Buyers to Secured Party contained in the Purchase Agreement and any of the Loan Documents (as defined in the Note) contemplated by the Note (all of the foregoing hereinafter collectively called the “Secured Obligations”); and
     H. In consideration for, among other things, the execution of and Closing under the Purchase Agreement by Secured Party, and to secure the full and prompt performance of any and all of the present and future Secured Obligations, Pledgor has agreed to pledge to Secured Party 100% of the common stock, preferred stock and other equity interests described on Schedule 1 attached hereto (collectively, the “Pledged Interests”) in the Pledged Company;
     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Purchase Agreement, unless a capitalized term used herein is otherwise ascribed a meaning by specific reference to the Note or the Security Agreement.
     2. Warranty. Pledgor hereby represents and warrants to Secured Party that (a) except for the security interest created hereby, Pledgor owns the Pledged Interests which constitute 100% of the issued and outstanding equity interests of the Pledged Company, free and clear of all Liens; (b) the Pledged Interests constitute all of the equity interests owned by Pledgor in the Pledged Company; (c) such Pledged Interests are duly authorized, validly issued, fully paid and nonassessable; (d) Pledgor has the unencumbered right and power to pledge such Pledged Interests; (e) Pledgor is a corporation duly organized and validly existing under the laws of the State of Delaware and Pledgor will not change Pledgor’s state of creation without at least 30 days prior written notice to Secured Party of such change; and (f) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, the security interest of Secured Party in the Pledged Interests of Pledgor, and the proceeds thereof, have been duly taken, (i) upon the execution and delivery of this Agreement; (ii) upon the taking possession by Secured Party of certificates constituting the Pledged Interests; and (iii) upon the filing of any necessary and appropriate Uniform Commercial Code (as defined in the Security Agreement) financing statements with respect to the Pledged Interests, which security interest shall not be subject to any prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include such Pledged Interests. Pledgor hereby represents and warrants to Secured Party that this Agreement has been duly executed and delivered by Pledgor and constitutes the legally valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally.
     3. Security Interest. As security for the full and prompt payment and performance of the Secured Obligations now or hereafter existing, Pledgor hereby unconditionally pledges, transfers, conveys, grants and assigns to Secured Party a continuing security interest in and security title to all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the “Pledged Collateral”):
     (a) the Pledged Interests and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights relating thereto, including, without limitation, any certificates representing the Pledged Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Interests; and
     (b) to the extent not otherwise included, all proceeds and products of any and all of the foregoing.
Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Maker to Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Maker. Pledgor has delivered to and deposited with Secured Party certificates representing the Pledged Interests, and undated stock powers or certificate powers endorsed in blank and authorized the filing of appropriate Uniform Commercial Code financing statements representing the Pledged Interests, as security for the payment and performance of all of the Secured Obligations. It is the intention of the parties hereto that record and beneficial ownership of the Pledged Collateral, including, without limitation, all voting, consensual and dividend rights, shall remain in Pledgor until the receipt of any FCC (as defined in the Note) consent required pursuant to the terms of Section 20 hereof.
     4. Restricted Assets. Pledgor agrees to vote its stock in Pledged Company and to take such other actions with respect to the Pledged Company as may be necessary to insure that the only assets or property interests owned by the Pledged Company throughout the term of this Agreement will be the FCC Licenses transferred to it at the

Closing and that all other assets or property interests related to the FCC Licenses or the Stations shall be owned by Pledgor.
     5. Additional Pledged Interests. In the event that, during the term of this Agreement:
          (a) any stock dividend, stock split, reclassification, readjustment or other similar change is declared or made in the capital structure of the Pledged Company, or any new Pledged Interests or other equity interests are issued by the Pledged Company, all new, substituted, and additional shares, or other securities, shall be issued to Pledgor, and shall be promptly delivered to Secured Party, together with a duly executed Pledge Agreement Supplement in substantially the form of Annex 1 hereto (the “Pledge Agreement Supplement”) identifying such additional Pledged Interests to be held by Secured Party under the terms of this Agreement, and with undated powers endorsed in blank by Pledgor, and shall thereupon constitute additional Pledged Interests to be held by Secured Party under the terms of this Agreement; and
          (b) any subscriptions, warrants or any other rights or options that shall be issued in connection with the Pledged Interests, all new stock or other securities acquired through such subscriptions, warrants, rights or options, together with appropriate powers by Pledgor, shall be promptly delivered to Secured Party and shall thereupon constitute Pledged Interests to be held by Secured Party under the terms of this Agreement.
     6. Event of Default. Subject to the provisions of Section 20, upon the occurrence and during the continuation of an Event of Default (as defined in the Security Agreement), Secured Party may sell or otherwise dispose of any of the Pledged Interests at one or more public or private sales or make other commercially reasonable disposition of the Pledged Interests or any portion thereof after ten (10) calendar days’ notice to Pledgor, and Secured Party may purchase the Pledged Interests or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition first shall be applied to the costs of Secured Party incurred in connection with the sale, expressly including, without limitation, any costs under Section 9 hereof, and then as provided in the Note or the Security Agreement.
     7. [Intentionally Omitted].
     8. Return of Pledged Interests to Pledgor. Upon payment in full of all of the Secured Obligations in cash or otherwise to the satisfaction of Secured Party, full performance by each Maker of all covenants, undertakings and obligations under the Note and the other Loan Documents, this Agreement and Secured Party’s security interest and security title hereunder shall terminate, and Secured Party shall, at the sole cost of Pledgor, deliver, consistent with Section 9513(c) of the Uniform Commercial Code or otherwise, as promptly as reasonably practicable, such termination statements and other release documents as may be reasonably requested by Pledgor to evidence the termination of Secured Party’s security interest in such Pledged Interests hereunder.

     9. Unregistered Stock. Some or all of the Pledged Interests are not registered or qualified under the various federal or state securities laws of the United States, and the disposition thereof after an Event of Default in accordance with Section 20 below may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Pledgor understands that upon such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Pledgor, therefore, agrees that:
          (a) if Secured Party shall, pursuant to the terms of this Agreement, and consistent with the requirements of Section 20 hereof, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and
          (b) such reliance shall be conclusive evidence that Secured Party has handled such disposition in a commercially reasonable manner.
     10. Pledgor’s Secured Obligations Absolute. The obligations of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or Liens available to Secured Party, except as required under and at all times subject to the provisions of Section 20 hereof. Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Secured Party in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by Secured Party to any other security or collateral for the Secured Obligations.
     11. [Intentional Omitted].
     12. Notices. All notices and other communications required or permitted hereunder shall be in writing, and shall be given in the form and manner and to the addresses set forth in the Note.
     13. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full, (b) be binding upon Pledgor, and its successors and assigns, and (c) inure to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party may (i) sell, transfer, assign, pledge, or grant participation in any of its rights under, this Agreement in whole or in part to any Person without notice, without the requirement of obtaining any consent of Pledgor and without affecting Pledgor’s liability hereunder, and

(ii) concurrently therewith or at any time thereafter, provide and forward to each purchaser, transferee, assignee, lender or participant any and all documents and information which Secured Party now has or may hereafter acquire relating to the Secured Obligations, to Pledgor, and to the Pledged Interests, whether furnished by Pledgor or otherwise, as Secured Party determines necessary or desirable. Pledgor irrevocably waives any and all rights it may have under any Applicable Law (as defined in the Purchase Agreement) to prohibit such disclosure, including but not limited to any right of privacy.
     14. Survival of Provisions. All representations, warranties and covenants of Pledgor contained herein shall survive the execution and delivery of this Agreement.
     15. Binding Agreement; Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed in Delaware. This Agreement, together with all documents referred to herein, constitutes the entire agreement among the parties with respect to the matters addressed herein and may not be modified except by a writing executed by Secured Party and Pledgor.
     16. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.
     17. Consent to Jurisdiction; Waiver of Jury Trial.
          (a) PLEDGOR, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND TO SUCH OTHER COURTS OF SUCH OTHER JURISDICTIONS AS SECURED PARTY, AT ITS OPTION, MAY COMMENCE A LEGAL ACTION AGAINST PLEDGOR, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF PLEDGOR’S OBLIGATIONS ARISING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, PLEDGOR CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PLEDGOR AT THE ADDRESS PROVIDED IN THE NOTE. TO THE EXTENT THAT PLEDGOR HAS OR HEREAFTER MAY

ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO THE MAXIMUM EXTENT PERMITTED BY LAW.
          (b) EACH OF PLEDGOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES TRIAL BY JURY IN RESPECT OF ANY ACTION BROUGHT ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF SECURED PARTY RELATING TO THE ADMINISTRATION OF THE LOAN DOCUMENTS OR THE ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREES THAT NEITHER OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. PLEDGOR CERTIFIES THAT NO REPRESENTATIVE OF SECURED PARTY OR ATTORNEY OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO ACCEPT THE NOTE AS PART OF THE CONSIDERATION FOR THE PURCHASE OF THE ASSETS.
     18. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile or electronic mail transmission shall be as effective as delivery of a manually executed counterpart hereof.
     19. Paragraph Titles. The paragraph titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
     20. FCC Compliance. (a) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Secured Party will not take any action pursuant to this Agreement or any other Loan Document that would constitute or result in any assignment of an FCC License or any transfer of control of the Pledged Company, if such assignment of license or transfer of control would require under then existing law (including the Communications Laws and any of the written rules and regulations promulgated by the FCC), the prior consent of the FCC, without first obtaining such consent of the FCC.
          (b) Secured Party and Pledgor agree that (i) voting and consensual rights with respect to the Pledged Collateral (“Voting Rights”) will remain with the holders of such Voting Rights upon and following the occurrence of an Event of Default, unless any required prior consents of the FCC to the transfer of such Voting Rights to Secured Party or otherwise shall have been obtained (“FCC Voting Rights Consent”); (ii) upon and following the occurrence of any Event of Default and foreclosure upon the Pledged Collateral by Secured Party, there will be either a private or public sale of the Pledged Collateral; and (iii) prior to the exercise of Voting Rights by the purchaser at any such sale, the prior consent of the FCC pursuant to 47 U.S.C. §310(d) will be obtained.
          (c) Pledgor agrees to take, at the sole cost of Pledgor, any action which Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to Secured Party by this Agreement, including the use of Pledgor’s best efforts to assist in obtaining the consent of the FCC for any action or transaction contemplated by this Agreement which is then required by law, and specifically, without limitation, upon request following the occurrence of an Event of Default, to prepare, sign, and file (or cause to be prepared, signed, and filed) with the FCC any portion of any application or applications for consent to the assignment of license or transfer of control required to be signed by Pledgor and necessary or appropriate under the FCC’s rules and regulations for approval of any sale or transfer of any of the capital stock, Voting Rights or assets of Pledgor or the Pledged Company or any transfer of control over any FCC License held by Pledgor or the Pledged Company.
          (d) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, references to “Secured Party” shall include any nominee, trustee or other fiduciary acting in lieu of Secured Party in order to ensure compliance with Section 310(b) of the Communications Laws
          (e) Following obtaining such consent of the FCC as may be required as set forth in this Section 20 with respect to the exercise of rights, powers and privileges of a secured party under the Uniform Commercial Code, and in addition to its other rights and privileges under this Agreement or any other Loan Document, Secured Party shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction
          (f) Following obtaining such FCC Voting Rights Consent as may be required as set forth in this Section 20, and subject to compliance with any other applicable law, (i) Secured Party may, at its option, and without notice to or demand on Pledgor and in addition to all rights and remedies available to Secured Party under any other agreement, at law, in equity, or otherwise, exercise all Voting Rights in the Pledged Collateral owned by Pledgor, but under no circumstances is Secured Party obligated by the terms of this Agreement to exercise such Voting Rights, and (ii) in order to effectuate the foregoing Voting Rights, Pledgor hereby appoints Secured Party as Pledgor’s true and lawful attorney-in-fact and grants Secured Party an IRREVOCABLE PROXY to vote the

Pledged Collateral owned by Pledgor in any manner Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable and may not be exercised until any required FCC Voting Rights Consent shall have been obtained.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

PLEDGOR:	Mega Media Holdings, Inc., a Delaware corporation

	By:	/s/ Raul Alarcón, Jr.

	Name:	Raul Alarcón, Jr.,
	Title:	President/CEO

Accepted and agreed to as of the date first above written:

PLEDGED COMPANY:	WDLP Licensing, Inc., a Delaware corporation

	By:	/s/ Raul Alarcón, Jr.

	Name:	Raul Alarcón, Jr.,
	Title:	President/CEO
[Signatures of Secured Party continued next page]

[CONTINUATION OF SIGNATURE PAGE TO PLEDGE AGREEMENT]

SECURED PARTY: WDLP BROADCASTING COMPANY, LLC

By	/s/ William C. De La Pena, M.D.

Name	William C. De La Pena, M.D.
Title	Manager

WDLP LICENSED SUBSIDIARY, LLC

By	/s/ William C. De La Pena, M.D.

Name	William C. De La Pena, M.D.
Title	Manager

ROBIN BROADCASTING COMPANY, LLC

By	/s/ William C. De La Pena, M.D.

Name	William C. De La Pena, M.D.
Title	Manager

ROBIN LICENSED SUBSIDIARY, LLC

By	/s/ William C. De La Pena, M.D.

Name	William C. De La Pena, M.D.
Title	Manager

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